SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    Form 8-K



                                   CURRENT REPORT



                            Pursuant to Sectio 13 or 15(d) of
                            THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
             December 14, 2001 (April 20, 2001)



                            LAHAINA ACQUISITIONS, INC.


Colorado                      0-27480                         84-1325695
(State or other            (Commission File                   (IRS Employer
jurisdiction of               No.)                             ID No.)
incorporation)



                       Suite 701, 14001 E. Iliff Avenue
                                Denver, CO  80014
                   (Address of principal executive offices)



                              (800) 307-7603
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 14, 2000, Lahaina Acquisitions, Inc., a Colorado corporation ("Registrant"), United Capital Mortgage Corporation, an
Arkansas corporation ("UCMC"), and the then-shareholders of UCMC (the "Former UCMC Shareholders") executed and entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") to be effective as of October 1, 2000. Pursuant to the Stock Purchase Agreement (among other things), (i) Registrant acquired all of the issued and outstanding shares of stock in UCMC (the "UCMC Stock") and UCMC became a wholly-owned subsidiary of Registrant, and (ii) Registrant executed and delivered to the Former UCMC Shareholders (A) a promissory note in the principal amount of $250,000 (the "Short Term Note"), and (B) a promissory note in the principal amount of $897,675.40 (the "Long Term Note").

         Pursuant to the Stock Purchase Agreement, (i) the entire principal balance of the Short Term Note, and all interest thereon, were payable to William D. McCord ("McCord"), (ii) $541,994.19 of the original principal balance of the Long Term Note, and all interest thereon, were payable to McCord, and (iii) $355,681.21 of the original principal balance of the Long Term Note, and all interest thereon, were payable to the Former UCMC Shareholders other than McCord (the "Non-McCord Shareholders"). Following consummation of the transactions contemplated by the Stock Purchase Agreement (the "Stock Transactions"), Registrant's obligations to pay the Short Term Note and the Long Term Note were secured by a pledge of the UCMC Stock to the Former UCMC Shareholders (the "UCMC Pledge"). As of July 27, 2001 (the "Modification Date"), Registrant had made only one payment of principal and interest in the amount $46,896.99 to McCord and had made no other payment of principal or interest with respect to the amounts owed to McCord under the Short Term Note and the Long Term Note (collectively, the "McCord Obligation"). As of the Modification Date, Registrant had paid to the Non-McCord Shareholders the full outstanding principal balance owing to the Non-McCord Shareholders pursuant to the Long Term Note, together with all accrued interest (collectively, the "Non-McCord Obligation"), through the issuance of 233,881 shares of capital stock of Registrant issued at $0.76 per share. Such shares were issued to the Non-McCord Shareholders pursuant to certain Subscription Agreements, full and complete copies of which are attached hereto as Exhibit 1.1.

         As a result of the default on payment of the McCord Obligation, and to avoid McCord's foreclosure of the UCMC Pledge, Registrant agreed to partially modify the Stock Purchase Agreement by issuing to McCord warrants (the "Warrants") to purchase, at a nominal exercise price, additional shares of Registrant (i) in payment, full satisfaction and cancellation of the outstanding balance of the McCord Obligation, and (ii) to reflect a restatement of the purchase price of UCMC based on the performance of UCMC, after the closing of the Stock Transactions, which exceeded expected loan volume and profit thresholds. The partial modification was effected pursuant to the terms of a Partial Modification Agreement dated as of the Modification Date (the "Modification Agreement"). Additionally, pursuant to the Modification Agreement, Registrant and McCord partially modified the Stock Purchase Agreement to provide for (i) the appointment of McCord to the Board of Directors of Registrant,
(ii) the appointment of McCord as the Chief Executive Officer of UCMC, and (iii) the release of the UCMC Pledge. Full and complete copies of the Warrants are attached hereto as Exhibit 1.2. A full and complete copy of the Modification Agreement is attached hereto as Exhibit 1.3.

Item 7.  Financial Statements and Exhibits.

         Exhibit 1.1 Subscription Agreements entered into with the Non-McCord Shareholders.

         Exhibit 1.2 Warrants issued in connection with the Partial Modification Agreement.

         Exhibit 1.3    Partial Modification Agreement dated July 27, 2001.

                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 LAHAINA ACQUISITIONS, INC.
                                (Registrant)


Dated: November __, 2001        By /s/Dan Moudy
                                 Dan Moudy
                                 President

        Exhibit 1.1    Subscription Agreements entered into with the
                        Non-McCord Shareholders.


                           Lahaina Acquisitions, Inc.
                            2001 Stock Purchase Plan

                           LAHAINA ACQUISITIONS, INC.

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), entered into as of this 20th day of April, 2001 by and between Lahaina Acquisitions, Inc., a Colorado corporation (the "Company"), and Amy Bird (the "Purchaser").

         WHEREAS, the Company previously adopted a stock purchase plan known as the "Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan" (the "Plan"); and

         WHEREAS, the Committee has granted the Purchaser the right to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that right the Purchaser intends to remain in the employ or as a director of the Company; and

         WHEREAS, the Company and the Purchaser desire to enter into a written agreement with respect to such purchase in accordance with the Plan.

         NOW, THEREFORE, as an incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This Agreement is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Purchaser.

2. The Agreement. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Purchaser, not in lieu of salary or other compensation, of the right to purchase all or any part of the number of shares of the Company's Common Stock (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. This Agreement shall be exercisable in the amounts and at the time specified on Schedule A. This Agreement shall expire and shall no longer be effective ten
(10) days after the date of this Agreement as reflected on Schedule A.

3. Purchase Price. The price per share to be paid by the Purchaser for the shares subject to this Agreement (the "Purchase Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of this Agreement (as defined in the Plan).

4. Exercise Terms. In the event the Purchaser does not purchase all or any part of the shares subject to this Agreement prior to its expiration, the shares not purchased shall no longer be subject to this Agreement.

5. Agreement Non-Transferable. This Agreement shall not be transferable by a Purchaser other than by will or the laws of descent and distribution.

6. Acceptance by Purchaser. This Agreement may be accepted by the Purchaser, or by the Purchaser's administrators, executors or personal representatives, by execution of this Agreement signed by the Purchaser, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 10(c) hereof to the attention of the President or such other officer as the Company may designate. The Purchaser shall (a) specify the number of shares of Stock which the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 9 hereof, and (c) be accompanied by (i) cash, (ii) a check,
(iii) a promissory note with such recourse, interest, security and redemption provisions as the Committee (as defined in the Plan) deems to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation
Law); provided that the term of such promissory note shall not exceed twelve
(12) months, (iv) an agreement whereby the Purchaser will assume debt of the Company under such terms and conditions as the Committee (as defined in the Plan) deems appropriate, provided that, the Company is relieved of the debt obligation to the creditor whose debt is assumed, or any consideration of (i) through (iv). Upon receipt of the Agreement accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in the Agreement registered in the name of the person executing this Agreement.

7. Adjustment in Shares. The number of shares subject to this Agreement, the Purchase Price and other matters are subject to adjustment during the term of this Agreement in accordance with the Plan.

8. Date of Agreement. The Date of this Agreement is the date set forth in Schedule A (the "Date of Agreement").

9.       Compliance with Regulatory Matters.

(a) The Purchaser acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Purchaser hereby agrees that the Company shall not be obligated to issue any shares of Stock under this Agreement that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Purchaser agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 9.

(b) The Purchaser acknowledges that he has received a copy of the Plan and the Supplement to the Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan, which together constitute the prospectus meeting the requirements of Section 10(a) of the Securities Act pursuant to paragraph (a)(1) of Rule 428.

(c) The Purchaser also acknowledges that he has received a copy of the Company's annual report for its last fiscal year on Form 10-K, or if the Purchaser had previously been furnished with a copy of such document, Purchaser has been advised that an additional copy will be furnished promptly upon the request of Purchaser.

10.      Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

(b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Colorado.

(c) Any requests or notices to be given hereunder shall be deemed given, and any purchases to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Purchaser, at the address set forth below and, if to the Company, to the executive offices of the Company at Suite 220, 5895 Windward Parkway, Alpharetta, GA 30005.

(d) This Agreement may not be modified except in writing executed by each of the parties hereto.



                    [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Purchase Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Purchaser has executed this Stock Purchase Agreement under seal, all as of the day and year first above written.

LAHAINA ACQUISITIONS, INC.
By
Name:   Betty M. Sullivan
Title:     Executive VP & COO


PURCHASER

Name:         Amy Bird
Address:      4745 Western Evening Court
              Castle Rock, CO   80104

                                   SCHEDULE A

                                       TO
                            STOCK PURCHASE AGREEMENT
                                     BETWEEN
                           LAHAINA ACQUISITIONS, INC.
                                       AND

                          ---------------------------

                              Dated: April 20, 2001

1.       Number of Shares Subject to Purchase:   14,702 shares.
         ------------------------------------

2.       Purchase  Price:  $.87 per share.
         ---------------

3.       Date of Agreement:  April 20, 2001
         -----------------

4.       Number of Shares Purchased:                 14,702
         ---------------------------

5.       Total Purchase Price:              $12,790.59
         ---------------------

6. Form of Payment: Enclosed with this Agreement, the Purchaser has included the following form of payment
         ----------------
         (please mark the appropriate box)

                cash

                check

                promissory note

         X      agreement to assume debt

                combination of the above-marked boxes

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 20th day of April, 2001.

PURCHASER or Purchaser's administrator, executor or personal representative

Name:   Amy Bird
Position (if other than Purchaser)

                           Lahaina Acquisitions, Inc.
                            2001 Stock Purchase Plan

                           LAHAINA ACQUISITIONS, INC.

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), entered into as of this 20th day of April, 2001 by and between Lahaina Acquisitions, Inc., a Colorado corporation (the "Company"), and Cindy Emerine (the "Purchaser").

         WHEREAS, the Company previously adopted a stock purchase plan known as the "Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan" (the "Plan"); and

         WHEREAS, the Committee has granted the Purchaser the right to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that right the Purchaser intends to remain in the employ or as a director of the Company; and

         WHEREAS, the Company and the Purchaser desire to enter into a written agreement with respect to such purchase in accordance with the Plan.

         NOW, THEREFORE, as an incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This Agreement is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Purchaser.

2. The Agreement. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Purchaser, not in lieu of salary or other compensation, of the right to purchase all or any part of the number of shares of the Company's Common Stock (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. This Agreement shall be exercisable in the amounts and at the time specified on Schedule A. This Agreement shall expire and shall no longer be effective ten
(10) days after the date of this Agreement as reflected on Schedule A.

3. Purchase Price. The price per share to be paid by the Purchaser for the shares subject to this Agreement (the "Purchase Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of this Agreement (as defined in the Plan).

4. Exercise Terms. In the event the Purchaser does not purchase all or any part of the shares subject to this Agreement prior to its expiration, the shares not purchased shall no longer be subject to this Agreement.

5. Agreement Non-Transferable. This Agreement shall not be transferable by a Purchaser other than by will or the laws of descent and distribution.

6. Acceptance by Purchaser. This Agreement may be accepted by the Purchaser, or by the Purchaser's administrators, executors or personal representatives, by execution of this Agreement signed by the Purchaser, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 10(c) hereof to the attention of the President or such other officer as the Company may designate. The Purchaser shall (a) specify the number of shares of Stock which the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 9 hereof, and (c) be accompanied by (i) cash, (ii) a check,
(iii) a promissory note with such recourse, interest, security and redemption provisions as the Committee (as defined in the Plan) deems to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation
Law); provided that the term of such promissory note shall not exceed twelve
(12) months, (iv) an agreement whereby the Purchaser will assume debt of the Company under such terms and conditions as the Committee (as defined in the Plan) deems appropriate, provided that, the Company is relieved of the debt obligation to the creditor whose debt is assumed, or any consideration of (i) through (iv). Upon receipt of the Agreement accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in the Agreement registered in the name of the person executing this Agreement.

7. Adjustment in Shares. The number of shares subject to this Agreement, the Purchase Price and other matters are subject to adjustment during the term of this Agreement in accordance with the Plan.

8. Date of Agreement. The Date of this Agreement is the date set forth in Schedule A (the "Date of Agreement").

9.       Compliance with Regulatory Matters.

(a) The Purchaser acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Purchaser hereby agrees that the Company shall not be obligated to issue any shares of Stock under this Agreement that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Purchaser agrees that he or she will provide the Company with such nformation as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 9.

(b) The Purchaser acknowledges that he has received a copy of the Plan and the Supplement to the Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan, which together constitute the prospectus meeting the requirements of Section 10(a) of the Securities Act pursuant to paragraph (a)(1) of Rule 428.

(c) The Purchaser also acknowledges that he has received a copy of the Company's annual report for its last fiscal year on Form 10-K, or if the Purchaser had previously been furnished with a copy of such document, Purchaser has been advised that an additional copy will be furnished promptly upon the request of Purchaser.

10.      Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

(b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Colorado.

(c) Any requests or notices to be given hereunder shall be deemed given, and any purchases to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Purchaser, at the address set forth below and, if to the Company, to the executive offices of the Company at Suite 220, 5895 Windward Parkway, Alpharetta, GA 30005.

(d) This Agreement may not be modified except in writing executed by each of the parties hereto.

                   [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Purchase Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Purchaser has executed this Stock Purchase Agreement under seal, all as of the day and year first above written.

LAHAINA ACQUISITIONS, INC.
By
Name:    Betty M. Sullivan
Title:      Executive VP & COO


PURCHASER

Name:         Cindy A. Emerine
Address:      4255 E. Hinsdale Circle
              Littleton, CO  80122

                                   SCHEDULE A

                                       TO
                            STOCK PURCHASE AGREEMENT
                                     BETWEEN
                           LAHAINA ACQUISITIONS, INC.
                                       AND

                          ---------------------------

                              Dated: April 20, 2001

1.       Number of Shares Subject to Purchase:  1,900,000 shares.
         ------------------------------------

2.       Purchase  Price:  $.87 per share.
         ---------------

3.       Date of Agreement:  April 20, 2001
         -----------------

4.       Number of Shares Purchased:                 14,702
         ---------------------------

5.       Total Purchase Price:              $12,790.59
         ---------------------

6. Form of Payment: Enclosed with this Agreement, the Purchaser has included the following form of payment
         ----------------
        (please mark the appropriate box)

                cash

                check

                promissory note

         X      agreement to assume debt

                combination of the above-marked boxes

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 20th day of April, 2001.

PURCHASER or Purchaser's administrator, executor or personal representative


Name:   Cindy A. Emerine
Position (if other than Purchaser)

                           Lahaina Acquisitions, Inc.
                            2001 Stock Purchase Plan

                           LAHAINA ACQUISITIONS, INC.

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), entered into as of this 20th day of April, 2001 by and between Lahaina Acquisitions, Inc., a Colorado corporation (the "Company"), and Annika Clark (the "Purchaser").

         WHEREAS, the Company previously adopted a stock purchase plan known as the "Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan" (the "Plan"); and

         WHEREAS, the Committee has granted the Purchaser the right to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that right the Purchaser intends to remain in the employ or as a director of the Company; and

         WHEREAS, the Company and the Purchaser desire to enter into a written agreement with respect to such purchase in accordance with the Plan.

         NOW, THEREFORE, as an incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This Agreement is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Purchaser.

2. The Agreement. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Purchaser, not in lieu of salary or other compensation, of the right to purchase all or any part of the number of shares of the Company's Common Stock (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. This Agreement shall be exercisable in the amounts and at the time specified on Schedule A. This Agreement shall expire and shall no longer be effective ten
(10) days after the date of this Agreement as reflected on Schedule A.

3. Purchase Price. The price per share to be paid by the Purchaser for the shares subject to this Agreement (the "Purchase Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of this Agreement (as defined in the Plan).

4. Exercise Terms. In the event the Purchaser does not purchase all or any part of the shares subject to this Agreement prior to its expiration, the shares not purchased shall no longer be subject to this Agreement.

5. Agreement Non-Transferable. This Agreement shall not be transferable by a Purchaser other than by will or the laws of descent and distribution.

6. Acceptance by Purchaser. This Agreement may be accepted by the Purchaser, or by the Purchaser's administrators, executors or personal representatives, by execution of this Agreement signed by the Purchaser, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 10(c) hereof to the attention of the President or such other officer as the Company may designate. The Purchaser shall (a) specify the number of shares of Stock which the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 9 hereof, and (c) be accompanied by (i) cash, (ii) a check,
(iii) a promissory note with such recourse, interest, security and redemption provisions as the Committee (as defined in the Plan) deems to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation
Law); provided that the term of such promissory note shall not exceed twelve
(12) months, (iv) an agreement whereby the Purchaser will assume debt of the Company under such terms and conditions as the Committee (as defined in the Plan) deems appropriate, provided that, the Company is relieved of the debt obligation to the creditor whose debt is assumed, or any consideration of (i) through (iv). Upon receipt of the Agreement accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Purchaser or the Purchaser's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in the Agreement registered in the name of the person executing this Agreement.

7. Adjustment in Shares. The number of shares subject to this Agreement, the Purchase Price and other matters are subject to adjustment during the term of this Agreement in accordance with the Plan.

8. Date of Agreement. The Date of this Agreement is the date set forth in Schedule A (the "Date of Agreement").

9.       Compliance with Regulatory Matters.

(a) The Purchaser acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Purchaser hereby agrees that the Company shall not be obligated to issue any shares of Stock under this Agreement that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Purchaser agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 9.

(b) The Purchaser acknowledges that he has received a copy of the Plan and the Supplement to the Lahaina Acquisitions, Inc. 2001 Stock Purchase Plan, which together constitute the prospectus meeting the requirements of Section 10(a) of the Securities Act pursuant to paragraph (a)(1) of Rule 428.

(c) The Purchaser also acknowledges that he has received a copy of the Company's annual report for its last fiscal year on Form 10-K, or if the Purchaser had previously been furnished with a copy of such document, Purchaser has been advised that an additional copy will be furnished promptly upon the request of Purchaser.

10.      Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

(b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Colorado.

(c) Any requests or notices to be given hereunder shall be deemed given, and any purchases to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Purchaser, at the address set forth below and, if to the Company, to the executive offices of the Company at Suite 220, 5895 Windward Parkway, Alpharetta, GA 30005.

(d) This Agreement may not be modified except in writing executed by each of the parties hereto.

                    [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Purchase Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Purchaser has executed this Stock Purchase Agreement under seal, all as of the day and year first above written.

LAHAINA ACQUISITIONS, INC.
By
Name:  Betty M. Sullivan
Title:    Executive VP & COO


PURCHASER

Name:     Annika Clark
Address:      _____________________________

                                   SCHEDULE A

                                       TO
                            STOCK PURCHASE AGREEMENT
                                     BETWEEN
                           LAHAINA ACQUISITIONS, INC.
                                       AND

                                            ---------------------------

                              Dated: April 20, 2001

1.       Number of Shares Subject to Purchase:  1,900,000 shares.
         ------------------------------------

2.       Purchase  Price:  $.87 per share.
         ---------------

3.       Date of Agreement:  April 20, 2001
         -----------------

4.       Number of Shares Purchased:                 106,124
         ---------------------------

5.       Total Purchase Price:              $92,327.02
         ---------------------

6. Form of Payment: Enclosed with this Agreement, the Purchaser has included the following form of payment
         ----------------
        (please mark the appropriate box)

                cash

                check

                promissory note

         X      agreement to assume debt

                combination of the above-marked boxes

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 20th day of April, 2001.

PURCHASER or Purchaser's administrator, executor or personal representative


Name:  Annika Clark
Position (if other than Purchaser)

         Exhibit 1.2 Warrants issued in connection with the Partial Modification Agreement.


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION OF SUCH SECURITIES UNDER SAID ACT AND SAID LAWS UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


     Void after 5:00 p.m. Eastern Standard Time on the Expiration Date


                                 WARRANT
                       TO PURCHASE COMMON STOCK OF
                        LAHAINA ACQUISITIONS, INC.


                             3,333,333 Shares


         THIS CERTIFIES that William D. McCord (herein called "Holder"), or his registered assigns, is entitled to purchase from Lahaina Acquisitions, Inc., a corporation organized and existing under the laws of Colorado (herein called the "Company"), at any time after the date hereof and until 5:00 p.m. (Eastern
Time) on the Expiration Date (as defined below) 3,333,333 fully paid and non-assessable shares of Common Stock of the Company, no par value per share (the "Common Stock"), at a purchase price per share of $0.001 (the "Exercise Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to limitation and adjustment from time to time as hereinafter set forth.

         Definitions

         "Capital Stock" means the Company's. Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

         "Expiration Date" means September ___, 2006.

         "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant.

         SECTION 1.  Exercise of Warrant.

         This Warrant may be exercised n whole or in part on any business day (the "Exercise Date") and on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the following
address:   Suite 701, 14001 E. Iliff Avenue, Denver, CO 80014, or at the office of its stock transfer or warrant agent, if any, (or at such other address as the Company may hereafter notify the holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in full in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         SECTION 2.  Reservation of Shares.

         The Company shall reserve at all times for issuance and delivery upon exercise or conversion of this Warrant all Warrant Shares from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or conversion of this Warrant in accordance with the terms hereof, including payment of the applicable Exercise Price in full, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions ("Liens") on sale (other than (i) restrictions pursuant to applicable federal and state securities laws, and (ii) any Liens created by any action or inaction of the Holder of the Warrant Shares).

         SECTION 3.  Fractional Interest.

         The Company will not issue a fractional share of Common Stock or scrip upon any exercise of this Warrant or scrip upon any exercise of this Warrant. Instead, the Company will deliver its check for the current Market Value (as defined below) of the fractional share. The current Market Value of a fraction of a share is determined as follows: multiply the current fair market value of a full share by the fraction of a share and round the result to the nearest cent.

         The Market Value of a share of Common Stock shall be determined as follows:

         (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ National market, the current market value shall be the last reported sale price of the Common Stock on such exchange or Market on the last business day prior to the date of exercise or conversion of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or Market; or

         (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of exercise or conversion; or

         (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value per share shall be an amount determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company.

         SECTION 4.  Exchange, Transfer, Assignment or Loss of Warrant.

         (a) Except as provided in Section 8, the Holder of this Warrant shall be entitled, at its option, without expense and without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part, upon presentation and surrender hereof to the Company or its stock transfer agent, if any; provided, however, that the transferee, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Warrant.

         (b) Subject to the provisions of Section 8, upon surrenderof this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

         (c) This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer or warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged.

         SECTION 5.  Registration Rights .

         During the three year period following the exercise of this Warrant on the written request of a Holder, Company agrees to effect registration under the Act of all shares subject to this Warrant, but not less than 1,000,000 shares (or the total number of shares represented by this Warrant, if less than 1,000,000 shares). The Company agrees to use its best efforts to file a registration statement under the Act within thirty days following a request by a Holder and shall use its best efforts to have such registration statement declared effective not later than ninety days after the filing thereof. The Company shall pay all registration expenses and costs relating to the registration of the shares.

         SECTION 6.  Adjustment of Exercise Price and Number of Shares.

         The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities issuable upon exercise or conversion of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Warrant), the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new warrant providing that the Holder shall have the right to exercise such new warrant (upon terms not less favorable to the Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger by the Holder of one share of Common Stock issuable upon exercise or conversion of this Warrant had the Warrants been exercised or converted immediately prior to such reclassification, change, consolidation, or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Subsection 6(a) shall similarly apply to successive reclassifications, changes, consolidations, or mergers.

         (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and prior to the Expiration Date shall subdivide or combine its Capital Stock, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so combining, as of such record date, whichever is earlier.

         (c) Certain Dividends and Distributions. If the Company at any time while this Warrant is outstanding and prior to the Expiration Date shall:

                  (i) Stock Dividends. Pay a dividend in shares of, or make other distribution of shares of, its Capital Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Stock for the purpose of receiving such dividend or other distribution (or if no record is taken, as of the date of such payment or other distribution), to that price determined by multiplying that Exercise Price in effect immediately prior to such payment or other distribution by a fraction
(a) the numerator of which shall be the total number of shares of Capital Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Capital Stock outstanding immediately after such dividend or distribution; or

                  (ii) Liquidating Dividends, Etc. Make a distribution of its assets to the holders of its Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the Holder shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable thereon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to it as owner of that number of shares of Common
Stock receivable by exercise or conversion of the Warrant had it been the Holder of record of such Common Stock on the record date for such distribution, or if no such record is taken, as of the date of such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

         (d) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to any provisions of this Section 6, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

         SECTION 7.  Officers' Certificate.

         Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. A copy of each such officers' certificate shall be promptly mailed, by certified mail, to the Holder and the original shall be made available at all reasonable times for inspection by any other holder of a Warrant executed and delivered pursuant to
Section 4 hereof.

         SECTION 8. Transfer to Comply with the Securities Act of 1933; Registration Rights.

         No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made if such transfer, assignment or other disposition would result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, and not as a nominee thereof, for investment, and not with a view toward distribution or resale, except as permitted by the Act, and shall provide such other information to the Company as the Company may reasonably request. Any Warrant and any Warrants issued upon exercise of, substitution for, or upon assignment or transfer of this Warrant, as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall bear legends (in addition to any legend required by state securities laws) in substantially the form set forth on the first page of this Warrant, unless and until such securities have been transferred pursuant to an effective registration statement under the Act or may be freely sold to the public pursuant to Rule 144 (or any successor rule thereto) or otherwise.

         SECTION 9.  Modification and Waiver.

         Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

         SECTION 10.  Notices.

         Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail or documented overnight delivery service, postage prepaid, or by telecopy, receipt acknowledged, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in Section 1 of this Warrant.

         SECTION 11.  Descriptive Headings and Governing Law.

         The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia.

         SECTION 12.  No Impairment.

         The Company will not knowingly avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by it, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant.

         SECTION 13.  Rights of the Holder.

         The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of September ___, 2001.

                                  LAHAINA ACQUISITIONS, INC.:


                                  By
                                  Name
                                  Title

                  PURCHASE FORM


Dated:


         The undersigned hereby irrevocably elects to exercise the within
Warrant to purchase                 shares of Common Stock and hereby makes
payment of $                in payment of the exercise price thereof.


                                  [Print or Type Name of Entity]



By:

Name:


Title:

                   ASSIGNMENT FORM


                                     Dated:


         FOR VALUE RECEIVED,                          hereby sells, assigns and
transfers unto                                   (the "Assignee"), of
                                             its right to purchase up to
              shares of Common Stock represented by this Warrant and does hereby
irrevocably constitute and appoint                   , Attorney, to transfer the
same on the books of the Company, with full power of substitution in the premises.




                                  [Print or Type Name of Entity]



By:

Name:


Title:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION OF SUCH SECURITIES UNDER SAID ACT AND SAID LAWS UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


   Void after 5:00 p.m. Eastern Standard Time on the Expiration Date



                        WARRANT
                TO PURCHASE COMMON STOCK OF
                 LAHAINA ACQUISITIONS, INC.

                    666,667 Shares


         THIS CERTIFIES that Dan Moudy (herein called "Holder"), or his registered assigns, is entitled to purchase from Lahaina Acquisitions, Inc., a corporation organized and existing under the laws of Colorado (herein called the "Company"), at any time after the date hereof and until 5:00 p.m. (Eastern
Time) on the Expiration Date (as defined below) 666,667 fully paid and non-assessable shares of Common Stock of the Company, no par value per share (the "Common Stock"), at a purchase price per share of $0.001 (the
"Exercise Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to limitation and adjustment from time to time as hereinafter set forth.

         Definitions

        "Capital Stock" means the Compan's Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

         "Expiration Date" means September ___, 2006.

         "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant.

         SECTION 1.  Exercise of Warrant.

         This Warrant may be exercised in whole or in part on any business day (the "Exercise Date") and on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the following
address:   Suite 701, 14001 E. Iliff Avenue, Denver, CO 80014, or at the office of its stock transfer or warrant agent, if any, (or at such other address as the Company may hereafter notify the holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in full in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         SECTION 2.  Reservation of Shares.

         The Company shall reserve at all times for issuance and delivery upon exercise or conversion of this Warrant all Warrant shares from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or conversion of this Warrant in accordance with the terms hereof, including payment of the applicable Exercise Price in full, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions ('Liens') on sale (other than (i) restrictions pursuant to applicable federal and state securities laws, and (ii) any Liens created by any action or inaction of the Holder of the Warrant Shares).

         SECTION 3.  Fractional Interest.

         The Company will not issue a fractional share of Common Stock or scrip upon any exercise of this Warrant or scrip upon any exercise of this Warrant. Instead, the Company will deliver its check for the current Market Value (as defined below) of the fractional share. The current Market Value of a fraction of a share is determined as follows: multiply the current fair market value of a full share by the fraction of a share and round the result to the nearest cent.

         The Market Value of a share of Common Stock shall be determined as follows:

         (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ National market, the current market value shall be the last reported sale price of the Common Stock on such exchange or Market on the last business day prior to the date of exercise or conversion of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or Market; or

         (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of exercise or conversion; or

         (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value per share shall be an amount determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company.

         SECTION 4.  Exchange, Transfer, Assignment or Loss of Warrant.

         (a) Except as provided in Section 8, the Holder of this Warrant shall be entitled, at its option, without expense and without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part, upon presentation and surrender hereof to the Company or its stock transfer agent, if any; provided, however, that the transferee, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Warrant.

         (b) Subject to the provisions of Section 8, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company hall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

         (c) This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer or warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged.

         SECTION 5.  Registration Rights .

         During the three year period following the exercise of this Warrant on the written request of a Holder, Company agrees to effect registration under the Act of all shares subject to this Warrant, but not less than 1,000,000 shares (or the total number of shares represented by this Warrant, if less than 1,000,000 shares). The Company agrees to use its best efforts to file a registration statement under the Act within thirty days following a request by a Holder and shall use its best efforts to have such registration statement declared effective later than ninety days after the filing thereof. The Company shall pay all registration expenses and costs relating to the registration of the shares.

         SECTION 6.  Adjustment of Exercise Price and Number of Shares.

         The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities issuable upon exercise or conversion of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Warrant), the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new warrant providing that the Holder shall have the right to exercise such new warrant (upon terms not less favorable to the Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger by the Holder of one share of Common Stock issuable upon exercise or conversion of this Warrant had the Warrants been exercised or converted immediately prior to such reclassification, change, consolidation, or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Subsection 6(a) shall similarly apply to successive reclassifications, changes, consolidations, or mergers.

         (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and prior to the Expiration Date shall subdivide or combine its Capital Stock, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so combining, as of such record date, whichever is earlier.

         (c) Certain Dividends and Distributions. If the Company at any time while this Warrant is outstanding and prior to the Expiration Date shall:

                  (i) Stock Dividends. Pay a dividend in shares of, or make other distribution of shares of, its Capital Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Stock for the purpose of receiving such dividend or other distribution (or if no record is taken, as of the date of such payment or other distribution), to that price determined by multiplying that Exercise Price in effect immediately prior to such payment or other distribution by a fraction
(a) the numerator of which shall be the total number of shares of Capital Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Capital Stock outstanding immediately after such dividend or distribution; or

                  (ii) Liquidating Dividends, Etc. Make a distribution of its assets to the holders of its Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the Holder shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable thereon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to it as owner of that number of shares of Common Stock receivable by exercise or conversion of the Warrant had it been the Holder of record of such Common Stock on the record date for such distribution, or if no such record is taken, as of the date of such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

         (d) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to any provisions of this Section 6, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

         SECTION 7.  Officers' Certificate.

         Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. A copy of each such officers' certificate shall be promptly mailed, by certified mail, to the Holder and the original shall be made available at all reasonable times for inspection by any other holder of a Warrant executed and delivered pursuant to
Section 4 hereof.

         SECTION 8. Transfer to Comply with the Securities Act of 1933; Registration Rights.

         No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made if such transfer, assignment or other disposition would result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, and not as a nominee thereof, for investment, and not with a view toward distribution or resale, except as permitted by the Act, and shall provide such other information to the Company as the Company may reasonably request. Any Warrant and any Warrants issued upon exercise of, substitution for, or upon assignment or transfer of this Warrant, as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall bear legends (in addition to any legend required by state securities laws) in substantially the form set forth on the first page of this Warrant, unless and until such securities have been transferred pursuant to an effective registration statement under the Act or may be freely sold to the public pursuant to Rule 144 (or any successor rule thereto) or otherwise.

         SECTION 9.  Modification and Waiver.

         Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

         SECTION 10.  Notices.

         Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail or documented overnight delivery service, postage prepaid, or by telecopy, receipt acknowledged, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in Section 1 of this Warrant.

         SECTION 11.  Descriptive Headings and Governing Law.

         The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia.

         SECTION 12.  No Impairment.

         The Company will not knowingly avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by it, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant.

         SECTION 13.  Rights of the Holder.

         The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the H older are limited to those set forth in this Warrant.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of September ___,
 2001.

                                  LAHAINA ACQUISITIONS, INC.:

                                  By
                                  Name
                                  Title

                                       PURCHASE FORM


Dated:


         The undersigned hereby irrevocably elects to exercise the within
Warrant to purchase           shares of Common Stock and hereby makes payment of
$               in payment of the exercise price thereof.


                                  [Print or Type Name of Entity]


                                  By:
                                  Name:

                                  Title:

                               ASSIGNMENT FORM


                                               Dated:


         FOR VALUE RECEIVED,                          hereby sells, assigns and
transfers unto                           (the "Assignee"), of
its right to purchase up to                  shares of Common Stock represented
 by this Warrant and does hereby irrevocably constitute and appoint
          , Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                  [Print or Type Name of Entity]


                                  By:
                                  Name:

                                  Title:

         Exhibit 1.3    Partial Modification Agreement dated July 27, 2001.


                        PARTIAL MODIFICATION AGREEMENT

         This Partial Modification Agreement ("Agreement") is executed and entered into effective as of July 27, 2001, by and between LAHAINA ACQUISITIONS, INC., a Colorado corporation ("Lahaina"); WILLIAM D. McCORD, an individual resident of the State of Arkansas ("McCord"); and DAN MOUDY, an individual resident of the State of Arkansas ("Moudy").

                       Statement of Background

         On November 14, 2000, Lahaina, United Capital Mortgage Corporation, an Arkansas corporation ("UCMC"), and the shareholders of UCMC (the "Former UCMC Shareholders") executed and entered into a Stock Purchase Agreement (the 'Stock Purchase Agreement") to be effective as of October 1, 2000. Pursuant to the Stock Purchase Agreement (among other things), (i) Lahaina acquired all of the issued and outstanding shares of stock in UCMC (the "UCMC Stock") and UCMC became a wholly-owned subsidiary of Lahaina, and (ii) Lahaina executed and delivered to the Former UCMC Shareholders (A) a promissory note in the principal amount of $250,000 (the "Short Term Note"), and (B) a promissory note in the principal amount of $897,675.40 (the "Long Term Note").

         Pursuant to the Stock Purchase Agreement, (i) the entire principal balance of the Short Term Note, and all interest thereon, were payable to McCord, (ii) $541,994.19 of the original principal balance of the Long Term Note, and all interest thereon, were payable to McCord, and (iii) $355,681.21 of the original principal balance of the Long Term Note, and all interest thereon, were payable to the Former UCMC Shareholders other than McCord (the "Non-McCord Shareholders"). Lahaina's obligations to pay the Short Term Note and the Long Term Note were and are secured by a pledge of the UCMC Stock to the Former UCMC Shareholders (the "UCMC Pledge"). As of the date of this Agreement, Lahaina has made one payment of principal and interest in the amount $46,896.99 to McCord. Except as provided in the immediately preceding sentence, Lahaina has made no other payment of principal or interest with respect to the amounts owed to McCord under the Short Term Note and the Long Term Note (the "McCord Obligation").

         Pursuant to the terms of this Agreement, the parties to this Agreement desire to provide for (i) the cancellation of the outstanding balance of the McCord Obligation in its entirety, (ii) the transfer to McCord and (at the instruction of McCord) Moudy of certain warrants to purchase shares of stock of Lahaina, (iii) the appointment of McCord to the Board of Directors of Lahaina,
(iv) the appointment of McCord as the Chief Executive Officer of UCMC, and partial consideration of his compensation for acceptance of such appointment,
(v) the release of the UCMC Pledge, and (vi) the appointment of Moudy as a Director of Lahaina, and consideration of his compensation for acceptance of such appointment.

                      Statement of Agreement

         In consideration for the obligations set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledge, the parties hereby agree as follows, effective as of July 27, 2001:

1. McCord Warrant. Subject to the remaining provisions of this Agreement, as an adjustment to the original purchase price to be paid under the Stock Purchase Agreement, Lahaina has agreed to issue to McCord (or his assigns), at the closing of the transactions contemplated by this Agreement (the "Closing"), warrants to purchase a total of 4,000,000 shares of common stock of Lahaina exercisable at a price of $0.001 per share. Pursuant to the instructions of McCord, Lahaina will satisfy the obligation described in the immediately preceding sentence at the Closing by issuing (i) to McCord, a warrant (the "McCord Warrant") to purchase 3,333,333 shares of common stock of Lahaina exercisable at a price of $0.001 per share, and (ii) to Moudy, a warrant (the "Moudy Warrant") to purchase 666,667 shares of common stock of Lahaina exercisable at a price of $0.001 per share. The parties acknowledge that the Moudy Warrant is being issued to Moudy, at the instruction of McCord, in consideration for certain consulting services provided by Moudy to McCord. The McCord Warrant and the Moudy Warrant may each be exercised at any time during the period beginning on the date of the Closing (the "Closing Date") and ending on the 5-year anniversary of the Closing Date, and may not be exercised at any other time. The McCord Warrant and the Moudy Warrant will each be substantially similar in form and content to the document attached to this Agreement as Exhibit A.

2. Release of McCord Obligation. From and after the Closing and without further action on the part of McCord or any other party, the outstanding balance of the McCord Obligation, together will all interest thereon through the date of Closing, will be cancelled, released and satisfied in its entirety. McCord hereby represents, covenants, agrees and warrants that (i) he has not assigned, sold, set over or otherwise transferred all or any part of the Short Term Note, the Long Term Note, any of the collateral covered by the UCMC Pledge, or any claim or cause of action arising out of or associated with the McCord Obligation, and (ii) prior to the Closing, he shall not assign, sell, set over or otherwise transfer any claim or cause of action arising out of or associated with the McCord Obligation.

3. Release of UCMC Pledge. McCord hereby agrees to release the UCMC Stock from the UCMC Pledge, to the fullest extent of his interest therein. McCord shall execute any and all documentation reasonably requested by Lahaina and its counsel to effectuate the release contemplated by the immediately preceding sentence. McCord shall use his best efforts (and Lahaina shall cooperate as necessary) to obtain from the Non-McCord Shareholders the full and complete release of the UCMC Stock from the UCMC Pledge as soon as reasonably practicable. In order to provide continued security to the Non-McCord Shareholders with respect to Lahain's outstanding obligations to the Non-McCord Shareholders under the Short Term Note and the Monthly Note the "Non-McCord Obligations"), Lahaina shall cause one or more of its principal shareholders to make available as security for payment of the Non-McCord Obligations shares of stock in Lahaina with a value at least equal to the Non-McCord Obligations.

4. Appointment of McCord; Options. McCord agreed on July 27, 2001, to serve as a Director of Lahaina and will serve in such capacity following the Closing. In addition, McCord has served as the Chief Executive Officer of UCMC since July 27, 2001, and will continue to serve in such capacity following the Closing. In partial consideration for his service in the capacity of Chief Executive Officer of UCMC, at the Closing, McCord shall be issued non-qualified employee stock options (the "McCord Options") to acquire 1,666,667 shares of common stock of Lahaina exercisable at a price of $0.54 per share. The McCord Options (i) will be fully vested as of the Closing Date, (ii) may be exercised at any time during the period beginning on the Closing Date and ending on the 5-year anniversary of the Closing Date, and may not be exercised at any other time, and (iii) will contain a cashless exercise feature. The Stock Option Agreement covering the McCord Options will be ubstantially similar in form and content to the document attached to this Agreement as Exhibit B.

5. McCord's Guaranties. Lahaina acknowledges that McCord has issued his guarantee of the warehouse line-of-credit provided to UCMC by Residential Funding Corporation. L. Scott Demerau and his related parties that own or control shares of stock in Lahaina shall grant a proxy to McCord to vote their shares pursuant to a proxy substantially in the form attached hereto as Exhibit C.

6. Adjustments. Section 1.05 of the Stock Purchase Agreement entitles the Former UCMC Shareholders to demand that Lahaina either issue to them, or arrange for the transfer to them of, certain additional shares of stock in Lahaina, as more specifically set forth in the Stock Purchase Agreement. The parties hereby acknowledge that this Agreement is not intended to modify Section 1.05 of the Stock Purchase Agreement.

7. Appointment of Moudy; Options. Moudy agreed on July 27, 2001, to serve as a Director of Lahaina and will serve in such capacity following the Closing. In partial consideration of his compensation for acceptance of such appointment, at the Closing, Moudy shall be issued non-qualified employee stock options (the "Moudy Options") to acquire 333,333 shares of common stock of Lahaina exercisable at a price of $0.54 per share. The Moudy Options (i) will be fully vested as of the Closing Date, (ii) may be exercised at any time during the period beginning on the Closing Date and ending on the 5-year anniversary of the Closing Date, and may not be exercised at any other time, and (iii) will contain a cashless exercise feature. The Stock Option Agreement covering the Moudy Options will be substantially similar in form and content to the document attached to this Agreement as Exhibit D.

8. Headings. The headings contained in this Agreement are inserted for convenience only and will not be considered in interpreting or construing any of the provisions contained in this Agreement.

9. Fees and Expenses. Each party will bear its own costs and expenses (including investment advisory and legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated by this Agreement.

10. Entire Agreement. This Agreement (including any exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

11. Amendment. This Agreement may be amended or modified only by a written instrument signed by all parties to this Agreement.

12. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when executed, will be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties notwithstanding the fact that all parties are not signatories to the original or the same counterpart. For purposes of this Agreement, facsimile signatures will be deemed originals, and the parties agree to exchange original signatures as promptly as possible.

13. Third-party Beneficiaries and Acts of Agent. This Agreement is for the sole benefit of the parties to this Agreement, and nothing by this Agreement expressed or implied will give or be construed to give to any person or entity, other than the parties to this Agreement, any legal or equitable rights under this Agreement.

14. Closing; Termination. The parties shall hold the Closing on or before September ___, 2001 (the "Deadline Closing Date"), at a specific time and location mutually agreed to by the parties. Notwithstanding any other provision of this Agreement which might otherwise be construed to the contrary, if the parties for any reason do not hold the Closing on or before the Deadline Closing Date, this Agreement will terminate in its entirety and neither party will have any further liability to any other party under this Agreement.

15. Severability. If any provision of this Agreement or the application of any provision to any person or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the invalidity, illegality or unenforceability will not affect any other provision of this Agreement and the remaining provisions will be construed to give effect, as nearly as possible, to the original intent of the parties.

16. Notices. All notices, requests, consents, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given when delivered personally, whn sent by confirmed cable, telecopy, telegram or telex, when sent by overnight courier service or when mailed by certified or registered mail, return receipt requested, with postage prepaid to the parties at the following addresses (or at any other address for a party which the party specifies by like notice):

(a)      if to the McCord, to:

                           William D. McCord
                           14001 East Iliff Avenue, Suite 701
                           Denver, CO 80014
                           Telephone:       (303) 696-1700
                           Facsimile:       (303) 696-8289

                           with a copy to:

                           Horne, Hollingsworth & Parker, PA
                           Suite 501
                           401 West Capitol
                           Post Office Box 3363
                           Little Rock, AR  72203
                           Attention:       Garland W. Binns, Jr.
                           Telephone:       (501) 376-4731
                           Facsimile:       (501) 372-7142

(b)      if to the Lahaina or Demerau, to:

                           Lahaina Acquisitions, Inc.
                           Suite 220
                           5895 Windward Parkway Drive
                           Alpharetta, GA  30005
                           Attention:       Betty Sullivan
                           Telephone:       (770) 754-6140
                           Facsimile:       (678) 942-3031

                           with a copy to:

                           Kutak Rock LLP
                           Suite 2100
                           225 Peachtree Street, NE
                           Atlanta, GA  30303-1731
                           Attention:       Robert E. Altenbach, Esq.
                           Telephone:       (404) 222-4600
                           Facsimile:       (404) 222-4654

17. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. As used in this Agreement "including" means including, without limitation.



    [Remainder of page intentionally left blank. Signature page follows.]

                         [Signature page of Partial Modification Agreement.]



                                  McCORD:

                                  ______________________________________
                                  William D. McCord, Individually


                                  LAHAINA:

                                  LAHAINA ACQUISITIONS, INC.

                                  By____________________________________

                                  Name_________________________________

                                  Title__________________________________

                             EXHIBIT A
                         FORM OF WARRANTS

                             EXHIBIT B
                 FORM OF STOCK OPTION AGREEMENT

                             EXHIBIT C
                    PROXY AGREEMENT AND PROXY